Exhibit 32.2

SECTION 1350 CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

In connection with the report on Form 10-Q for the period ending June 30, 2013 (the “Report”), I, Martin Schneider, Vice President and Principal Financial Officer of Superfund Capital Management, Inc., the general partner of Superfund Gold, L.P. (the “Fund”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 14, 2013	By:	/s/ Martin Schneider
Martin Schneider
Vice President and Principal Financial Officer

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